CONSENT TO ACTION BY
                               REGULAR TRUSTEES OF
                              NB CAPITAL TRUST III

                                January 22, 1997


         As authorized by the terms and provisions of an Amended and Restated Declaration of Trust for NB Capital Trust III (the "Trust") dated as of January 22, 1997, the undersigned Regular Trustees hereby execute this consent to action by the Trust:


        APPROVAL OF ISSUANCE AND SALE OF FLOATING RATE CAPITAL SECURITIES

         WHEREAS, the Board of Directors of NationsBank Corporation (the "Corporation") has determined that it is advisable and in the interests of the Corporation to raise up to $1,000,000,000 in additional equity capital on behalf of the Corporation (the "Additional Equity"), which equity capital may take the form of preferred securities representing undivided beneficial interests in the assets of a trust or other entity formed by or on behalf of the Corporation; and

         WHEREAS, in order to facilitate the utilization of a plan of financing involving such preferred securities, the Corporation, as Sponsor, caused this Trust to be formed pursuant to the terms of a Declaration of Trust dated as of October 29, 1996, as amended and restated in its entirety by an Amended and Restated Declaration of Trust dated as of January 22, 1997 (the "Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on November 1, 1996; and

         WHEREAS, the Corporation and this Trust have caused the filing of a Registration Statement on Form S-3, Registration No. 333-18273, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to up to $1,000,000,000 aggregate principal amount of preferred securities (the "Capital Securities") which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed with the Commission on January 10, 1997, and declared effective on January 14, 1997 (as so amended, the "Registration Statement"); and

         WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

         RESOLVED, that the Registration Statement is ratified and approved and the Trustees hereby are authorized and empowered to execute and file all such other instruments and documents, to make all such payments and do all such other acts and things in connection with the Registration Statement (including the execution and filing of any pre-effective or post-effective amendments thereto), as they may deem necessary or advisable in order to effect such filing and to procure the effectiveness of the Registration Statement (and any such post-effective amendments thereto), and to make such supplements to the Prospectus forming a part of said Registration Statement as may be required or otherwise as they may deem advisable;

         RESOLVED  FURTHER,  that  each of John E.  Mack,  Paul J.  Polking  and
Charles M. Berger hereby is appointed attorneys-in-fact for, and each of them with full power to act without the other hereby is authorized and empowered to sign the Registration Statement and any amendment or amendments (including any pre-effective or post-effective amendments) thereto on behalf of, the Trust;

         RESOLVED FURTHER, that Paul J. Polking is hereby designated as Agent for Service of the Trust with all such powers as are provided by the Rules and Regulations of the Commission;

         RESOLVED FURTHER, that any of the Trustees hereby is authorized to determine the states or jurisdictions in which appropriate action shall be taken to qualify or register for distribution the Capital Securities, as such Trustees may deem advisable; that such Trustees hereby are authorized to perform on behalf of the Trust any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states or jurisdictions, and in connection therewith to execute and file all requisite papers and documents, including without limitation resolutions, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matter shall establish conclusively their authority therefor from the Trust and the approval and ratification by the Trust of the papers and documents so executed and the actions so taken;

         RESOLVED FURTHER, that such Trustees hereby are authorized and directed to do any and all things which in their judgment may be necessary or appropriate in order to obtain a permit, exemption, registration or qualification for, and a dealer's license with respect to, the distribution of the Capital Securities in accordance with and pursuant to the terms of any underwriting or distribution agreements, under the securities or insurance laws of any one or more of the states or jurisdictions as such officers may deem advisable and in connection therewith to execute, acknowledge, verify, deliver, file and publish all applications, reports, resolutions, consents, consents to service of process, powers of attorneys, commitments and other papers and instruments as may be required under such laws and to take any and all further action which they may deem necessary or appropriate in order to secure and to maintain such permits,

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



exemptions, registrations and qualifications in effect for so long as they shall deem in the best interest of the Trust;

         RESOLVED FURTHER, that if the securities or blue sky laws of any jurisdiction or the regulations or governing authority of any exchange or trading entity require that particular forms of resolutions covering any matter mentioned in the preceding resolutions be adopted, all such resolutions are hereby adopted as if the same had been so presented and adopted herein;

         RESOLVED FURTHER, that in order to facilitate the operation of the Trust, the Trustees are authorized to execute and deliver a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Corporation will agree to purchase and own directly or indirectly all of the Trust's outstanding Common Securities (the "Common Securities");

         RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Trustees are authorized to join with the Corporation and execute, deliver and perform an Underwriting Agreement dated as of January 22, 1997 (the "Underwriting Agreement") between the Corporation and the Trust and NationsBanc Capital Markets, Inc., Bear, Stearns & Co. Inc. and Lehman Brothers, Inc., as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters") pursuant to which the Trust will agree to issue and sell 500,000 Capital Securities representing preferred undivided beneficial interests in the assets of the Trust and denominated as Floating Rate Capital Securities to the Underwriters;

         RESOLVED FURTHER, that the Trustees are authorized to execute and deliver a Note Purchase Agreement between the Corporation and the Trust (the "NPA") pursuant to which the Corporation will sell up to an aggregate of $515,500,000 of its Floating Rate Junior Subordinated Deferrable Interest Notes due
2027 (the "Notes") to the Trust;

         RESOLVED FURTHER, that the Trustees are authorized to execute and deliver a Calculation Agency Agreement dated as of January 22, 1997 among the Corporation, the Trust and The Bank of New York in connection with the determination of the interest rate on the Notes;

         RESOLVED FURTHER, that the listing of the Capital Securities on the Luxembourg Stock Exchange (the "LSE") and the appointment of Banque Generale a Luxembourg as listing agent for purposes of the LSE listing is hereby ratified, confirmed and approved;

         RESOLVED FURTHER, that John E. Mack, or any other Regular Trustee, be, and hereby is authorized to take any and all steps necessary or desirable to accomplish the LSE listing, including the preparation and filing of all requisite listing applications,


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


fee agreements, papers and documents and the payment of all fees deemed necessary or desirable;

         RESOLVED FURTHER, that the facilities of the Euroclear System ("Euroclear") and Cedel Bank, societe anonyme ("Cedel Bank") shall be used in connection with the issue and transfer of the Capital Securities and the execution, delivery and performance by this Corporation of engagement letters, letters of understanding or other agreements with Euroclear and Cedel Bank is hereby ratified and approved;

         RESOLVED FURTHER, that the terms, conditions and provisions of the Declaration, the Subscription Agreement, the Underwriting Agreement, and the NPA are hereby ratified and approved, with such changes and upon such terms as the Trustees executing then shall determine;

         RESOLVED FURTHER, that all actions previously taken by the Trustees or agents of the Trust in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

         RESOLVED FURTHER, that each of the Regular Trustees hereby is authorized and directed to execute documents and certificates as such individual deems necessary or appropriate and to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions


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